UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 11, 2025

VirnetX Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

308 Dorla Court, Suite 206
Zephyr Cove, Nevada 89448
(Address of principal executive offices, including zip code)

(775) 548-1785
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 11, 2025, VirnetX Holding Corporation (the “Company”), acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (the “NYSE”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.0001 per share (the “Common Stock”) from the NYSE and transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”), effective on or about  September 22, 2025.

The Company expects that listing and trading of its Common Stock on the NYSE will end at market close on or about September 22, 2025, and that trading will begin on Nasdaq at market open on or about September 23, 2025. The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under its current symbol, “VHC”.

Item 7.01	REGULATION FD DISCLOSURE.

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the listing of the Common Stock to Nasdaq.

The information contained in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 11, 2025.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VirnetX Holding Corporation

	By:	/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer
Dated: September 11, 2025